EXCHANGE AND RESTRUCTURING AGREEMENT This Exchange and Restructuring Agreement (the “Agreement”) is entered into as of June 1, 2026 (the “Effective Date”), by and between IQ Financial, Inc., a Florida LLC (“Holder”), with a principal address at 7050 Aloma Ave Winter park, FL 32792, and Cycurion, Inc., a Delaware corporation (the “Company”), with offices at 1640 Boro Place, Fourth Floor, McLean, Virginia 22102. The Holder and the Company may be referred to individually as a “Party” and collectively as the “Parties.” RECITALS WHEREAS Holder currently owns that certain Receivables Purchase Agreement, Settlement Agreement & court ordered Default Judgment originally issued by the Company to Unique Funding Solutions, LLC, which are listed on Exhibit A1 attached hereto (the “Note 1”); WHEREAS the Existing Notes contain outstanding principal balances, accrued interest, default interest, penalties, and other charges. WHEREAS, the Parties desire to restructure the Existing Note such that: • the principal balance and accrued interest in the amount of $517,604.40 of Note 1 shall be exchanged for a new Convertible Promissory Note (the “New Note”) in the form attached hereto as Exhibit B, and NOW THEREFORE the Parties agree as follows: 1. Exchange Transaction (a) Issuance of New Note(s) 1) On the Effective Date, Holder agrees to exchange the principal amount and accrued interest of Note 2 for a new Convertible Promissory Note issued by the Company in favor of Holder. The aggregate principal amount of the New Note shall be: $517,604.40. The New Note shall be in the form attached as Exhibit B 2) Cancellation of Existing Notes Upon issuance of the New Note: • The Existing Notes listed on Exhibit A shall be deemed cancelled and satisfied in full, and • Holder shall have no further claims under the Existing Notes except as embodied in the New Note. 3) Representations of Holder Holder represents that: • Holder is an Accredited Investor within the meaning of Rule 501 of Regulation D. • The securities are being acquired for investment purposes. Exhibit 10.1

4) Governing Law This Agreement shall be governed by the laws of the State of Nevada. 9. Entire Agreement This Agreement constitutes the entire agreement between the Parties. SIGNATURES IQ Financial, Inc By: _/s/ Yohan Narraine________ Yohan Naraine CYCURION, INC By: _/s/ L. Kevin Kelly_________________ L. Kevin Kelley, CEO

EXHIBITS Exhibit A — Existing Notes Exhibit B — Form Promissory Note Exhibit C – Amounts Outstanding

Exhibit A

Exhibit B

Exhibit C